U.S. GLOBAL INVESTORS FUNDS

Holmes Macro Trends Fund (the “Fund”)

Investor Class Shares

Supplement dated April 28, 2020, to the Prospectus dated May 1, 2019, as supplemented

IMPORTANT NOTICE REGARDING THE FUND’S NAME, INVESTMENT STRATEGIES AND PRIMARY BENCHMARK INDEX

At the March 27, 2020 meeting of the Board of Trustees (the “Board”) of U.S. Global Investors Funds, the Board approved, at the recommendation of U.S. Global Investors, Inc., the investment adviser to the Fund (“Adviser”), changes to the Fund’s name, investment strategies, and primary benchmark index, in order to highlight a focus on luxury goods-related investments.

These changes, which were summarized in a supplement to the Fund’s prospectus dated March 31, 2020, and which were expected to become effective on May 1, 2020, have been postponed pending the resolution of regulatory considerations, and will not be implemented until further notice is made to shareholders.

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For more information, please contact a Fund customer service representative toll free at
1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.